[KAYNE ANDERSON LOGO]











                               Semi-Annual Report

                                  June 30, 1999

[KAYNE ANDERSON LOGO]



TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS.....................................................    2

INVESTMENT ADVISOR COMMENTS AND PORTFOLIOS OF INVESTMENTS
         Rising Dividends Fund.............................................    3
         Small Cap Rising Dividends Fund...................................    8
         International Rising Dividends Fund...............................   12
         Intermediate Total Return Bond Fund...............................   18
         Intermediate Tax-Free Bond Fund...................................   22

STATEMENTS OF ASSETS AND LIABILITIES.......................................   28

STATEMENTS OF OPERATIONS...................................................   30

STATEMENTS OF CHANGES IN NET ASSETS........................................   32

FINANCIAL HIGHLIGHTS.......................................................   34

NOTES TO FINANCIAL STATEMENTS..............................................   38


                                    GRAPHIC

Dear Shareholder:

We are pleased to express our appreciation for your investment in the Kayne Anderson mutual funds. If you are new to the Kayne Anderson family of investors, we welcome you.

This semi-annual report contains financial statements for each of the funds for the period ended June 30, 1999. In addition, there are reports on the individual funds. In each case, the objective of the fund is stated and the portfolio manager has written a commentary and an outlook. We hope that you will find these comments interesting and timely.

As investment advisors, we have managed private accounts for both equity and fixed income investors for many years. We are delighted to be able to offer these mutual funds for our clients so that diversification among asset classes can be readily accomplished. Through these funds, shareholders can structure a diversified portfolio consistent with their personal investment objectives and goals.

We thank you again for your investment in the Kayne Anderson family of no-load mutual funds. We at Kayne Anderson are committed to assisting shareholders with the realization of their financial goals. As always, we welcome your questions and comments.

Sincerely,

/s/ Richard A. Kayne                        /s/ Allan M. Rudnick

Richard A. Kayne                            Allan M. Rudnick
Chairman                                    President

                      KAYNE ANDERSON RISING DIVIDENDS FUND


OBJECTIVE:

The Rising Dividends Fund (the "Fund") is invested in a diversified portfolio of high-quality, large capitalization companies which exemplify strong management, financial strength and consistent growth.

The investment goals of the Fund are to keep pace in a strong market environment, outperform during a weak market and, secondarily, provide rising dividend income throughout the entire market cycle. Our disciplined approach allows us to pursue above-average growth with lower volatility than the general market.

COMMENTARY:

Once again, U.S. large cap stocks provided a solid return for the first six months of this year. As of June 30, 1999, the Fund is up 12.97% vs. 12.38% for its benchmark, the S&P 500. Positive economic factors, including continued low inflation, increased corporate profitability, and sustained improvements in productivity propelled the increase in the market, as well as the Fund.

For the first six months of 1999, the sectors in which the Fund was most heavily weighted included Technology, Financial, Healthcare and Consumer Staples. The Technology sector provided the most significant amount of growth over the first six months, and the Fund benefited by an increase in the sector weighting during this time. Specifically, companies including EDS, Hewlett Packard and IBM helped boost the sector. EDS appears to be successfully reengineering itself under new management. Hewlett Packard announced the separation of the company into two distinct entities, each with a more focused mission. And IBM continues to demonstrate strong leadership, and is experiencing rapid growth in the services segment of the technology industry.

The Financial sector also turned in a strong performance, with Wells Fargo posting gains, reflecting the progress in achieving merger synergies from the combination of Norwest Bank and the "old" Wells Fargo. While the Healthcare sector did not experience universally positive returns, our selections within that sector nonetheless managed to also contribute positively to the Fund's overall return.

Of the heaviest-weighted sectors, only Consumer Staples had a negative effect on the Fund's performance. The economic turmoil in foreign markets affected the sector in general, and companies like Gillette, McDonald's and Procter & Gamble declined as a result. These companies, as well as all Consumer Staples, should benefit as the foreign economies continue to recover.

As we proceed in to the latter half of 1999, we have made some changes in the holdings of the Fund. Our holdings in IBM were increased, reflecting our confidence in their management. A new position was also established in AT&T, reflecting our belief in management's strategic realignment of the company to create a broadband platform for the delivery of bundled telecom, video and data services. We sold Royal Dutch Petroleum, which had appreciated strongly, in order to fund both the IBM and AT&T purchases. We traded our position in Franklin Resources to fund an increase in our holdings of Fannie Mae. The swap of Fannie Mae for Franklin Resources improves the Fund's characteristics by adding a stock that has both a lower P/E ratio and a lower beta (less market risk).

                      KAYNE ANDERSON RISING DIVIDENDS FUND


OUTLOOK

Our outlook for the domestic economy is for continued moderate growth with low inflation. We believe that international economies will begin to recover over the next year, which will benefit our multinational companies, particularly the branded consumer-oriented positions. Going forward, our focus will continue to be on positioning the Core Portfolio for consistent long-term growth. We believe that the companies in the portfolio can produce earnings growth averaging 13% to 14% annually with low variability.

                      KAYNE ANDERSON RISING DIVIDENDS FUND


PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 98.5%                                        Value
--------------------------------------------------------------------------------

           BASIC MATERIALS / CHEMICALS: 3.7%
 40,130    PPG Industries, Inc..................................... $ 2,370,178
                                                                    -----------

           CAPITAL GOODS / ELECTRICAL EQUIPMENT: 7.1%
 38,450    Emerson Electric Company................................   2,417,543
 19,300    General Electric Company................................   2,180,900
                                                                    -----------
                                                                      4,598,443
                                                                    -----------

           CONSUMER CYCLICAL / ENTERTAINMENT & LEISURE: 3.6%
 74,290    The Walt Disney Company.................................   2,289,060
                                                                    -----------

           CONSUMER CYCLICAL / RESTAURANTS: 3.5%
 54,020    McDonald's Corporation..................................   2,231,701
                                                                    -----------

           CONSUMER STAPLES / BEVERAGES: 1.9%
 19,970    Coca-Cola Co............................................   1,248,125
                                                                    -----------

           CONSUMER STAPLES / CONSUMER PRODUCTS: 7.3%
 60,610    Gillette Company........................................   2,485,010
 25,160    Procter & Gamble Company................................   2,245,530
                                                                    -----------
                                                                      4,730,540
                                                                    -----------

           CONSUMER STAPLES / FOODS: 7.4%
 48,430    BestFoods...............................................   2,397,285
 22,040    Hershey Foods Corporation...............................   1,308,625
 12,060    Wm. Wrigley Jr., Company................................   1,085,400
                                                                    -----------
                                                                      4,791,310
                                                                    -----------

           CAPITAL GOODS / MANUFACTURING (DIVERSIFIED): 3.9%
 30,940    Illinois Tool Works Inc.................................   2,537,080
                                                                    -----------

           ENERGY / PETROLEUM - INTERNATIONAL: 3.6%
 30,430    Exxon Corporation.......................................   2,346,913
                                                                    -----------

           FINANCIAL / BANKING: 4.0%
 60,720    Wells Fargo & Company...................................   2,595,780
                                                                    -----------

                      KAYNE ANDERSON RISING DIVIDENDS FUND

--------------------------------------------------------------------------------
 Shares                                                                Value
--------------------------------------------------------------------------------

           FINANCIAL / FINANCIAL SERVICES: 8.5%
 39,780    Federal National Mortgage Association................... $ 2,719,958
 32,440    State Street Boston Corporation.........................   2,769,565
                                                                    -----------
                                                                      5,489,523
                                                                    -----------

           FINANCIAL / INSURANCE: 3.8%
 32,610    Marsh & McLennan Companies Inc..........................   2,462,055
                                                                    -----------

           HEALTH CARE / DRUGS & HOSPITAL SUPPLIES: 12.1%
 53,770    Abbott Laboratories.....................................   2,446,535
 26,980    Johnson & Johnson.......................................   2,644,041
 36,280    Merck & Co., Inc........................................   2,684,720
                                                                    -----------
                                                                      7,775,296
                                                                    -----------

           HEALTH CARE / MEDICAL DEVICES: 4.3%
 35,170    Medtronics, Inc.........................................   2,738,863
                                                                    -----------

           TECHNOLOGY / COMPUTERS & OFFICE EQUIPMENT: 9.8%
 26,900    Hewlett-Packard Company.................................   2,703,451
 28,220    International Business Machine..........................   3,647,436
                                                                    -----------
                                                                      6,350,887
                                                                    -----------

           TECHNOLOGY / DATA SERVICES: 7.9%
 58,360    Automatic Data Processing Inc...........................   2,567,840
 44,490    Electronic Data Systems Corporation.....................   2,516,466
                                                                    -----------
                                                                      5,084,306
                                                                    -----------

           TECHNOLOGY / SEMICONDUCTORS: 4.1%
 43,920    Intel Corporation.......................................   2,613,240
                                                                    -----------

           TELECOMMUNICATION: 2.0%
 22,900    AT&T Corporation........................................   1,278,106
                                                                    -----------

           TOTAL COMMON STOCKS (Cost $49,492,341)..................  63,531,406
                                                                    -----------

                      KAYNE ANDERSON RISING DIVIDENDS FUND

--------------------------------------------------------------------------------
                                                                       Value
--------------------------------------------------------------------------------

           TOTAL INVESTMENTS IN SECURITIES
           (Cost $49,492,341*): 98.5%.............................. $63,531,406
           OTHER ASSETS LESS LIABILITIES: 1.5%.....................     984,402
                                                                    -----------
           NET ASSETS: 100.0% ..................................... $64,515,808
                                                                    ===========

* Cost for Federal income tax purposes is the same.

           Net unrealized appreciation consists of:
             Gross unrealized appreciation......................... $14,724,181
             Gross unrealized depreciation.........................    (685,116)
                                                                    -----------
               Net unrealized appreciation......................... $14,039,065
                                                                    ===========

See accompanying Notes to Financial Statements.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

OBJECTIVE:

The goals of the KAYNE ANDERSON SMALL CAP FUND are:

* To build a diversified portfolio of the next generation of high quality "blue chip" companies.

* To produce returns typical of small stocks, but with no more risk than the S&P 500 Index of large stocks.

In summary, we strive to buy stock in high quality companies at discount prices in order to allow clients to participate in the potential strong growth of small companies while assuming less financial and stock market risk.

The following table demonstrates our commitment to these goals:

                                                      KAYNE        RUSSELL
                                                    ANDERSON        2000
QUALITY                                             SMALL CAP       INDEX
-------                                             ---------      -------
  Return on Equity - Past 5 Years                    21.6%         14.3%         MORE PROFITABLE
  Long-Term Debt/Total Capital                       19.6%         40.1%         LESS FINANCIAL RISK
  Interest Expense Coverage                          9.8X          5.6X          LESS FINANCIAL RISK
  Earnings Variance - Past 10 Years                  32.9%         72.6%         MORE DEPENDABLE
  A Rated by S&P                                     70.0%         9.5%          BETTER QUALITY

GROWTH
  Earnings Per Share Growth - Past 5 Years           14.0%         14.1%         RECOVERY
  Earnings Per Share Growth - Past 10 Years          13.7%         7.7%          RECESSION
  Dividend Per Share Growth - Past 5 Years           13.9%         10.8%         RECOVERY
  Dividend Per Share Growth - Past 10 Years          12.6%         5.3%          RECESSION
  Capital Generation - {ROE x (1-Payout)}            15.2%         11.0%         FASTER GROWTH

VALUE
  P/E Ratio - Latest 12 months                       22.2          27.8          BETTER VALUE
  Dividend Yield                                     1.6%          1.3%          BETTER INCOME

MARKET CHARACTERISTICS
  $ Weighted Average Market Cap last 4 quarters  $1,290 million    $870 million  COMPARABLE SIZE
  Monthly Standard Deviation - Since Inception       12.4%         15.7%         LESS MARKET RISK

Notes: Data as of June 30, 1999
Data is obtained from the Frank Russell Company and CompuStat and is assumed to be reliable.

S&P 500 standard deviation is 12.4%.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

COMMENTARY:

After a weak first quarter in which the Russell 2000 was down 5.4%, small stocks strongly outperformed large stocks during the second quarter, with the Russell 2000 up 15.6%. For the first six months ended June 30, 1999, the Fund's total return was 9.33% vs. 9.28% for the Russell 2000. Activity was higher than normal for the first six months, all due to success. Two of our strongest performers in 1998, Cintas Corporation and Linear Technology, grew into mid-cap companies and therefore were sold. Two other holdings, Ballard Medical Products and TCA Cable TV, received acquisition offers at premium prices. We replaced these holdings with 1) Claire's Stores, a mall based retailer of fashion accessories for teenage girls that enjoys industry-leading profitability due to its strong brand name and pricing flexibility; 2) Strayer Education, the nation's most profitable post-secondary education company; 3) Hooper Holmes, the premier provider of physical examination services for the life insurance industry; and 4) Benjamin Moore, the nation's third largest paint manufacturer that focuses solely on the professional painter who is willing to pay premium prices for premium products and service.

OUTLOOK:

Small stocks are beginning to outperform large stocks after a multi-year period of lagging performance. Institutional investors are shifting money from large cap stocks into small cap and many large cap companies are using their richly valued stock as currency in small company takeovers. Our current Small Cap portfolio now sells at a price-to-earnings (P/E) ratio 15% lower than the P/E ratio of the S&P 500 Index of large stocks indicating good value. Our portfolio has sold as high as a 30% premium over the past decade. We own high quality companies growing faster than the S&P 500. These are reasons why we expect this portfolio to once again sell at a premium P/E ratio to the S&P 500 in the future.

                KAYNE ANDERSON SMALL CAP P/E VERSUS S&P 500 P/E

 6/89     129.67%             10/92      90.30%              2/96     101.49%
 7/89     122.28%             11/92      91.68%              3/96      97.14%
 8/89     122.71%             12/92      96.37%              4/96     100.73%
 9/89     120.58%              1/93      92.82%              5/96     100.97%
10/89     118.91%              2/93      91.24%              6/96      98.94%
11/89     118.24%              3/93      90.20%              7/96      93.66%
12/89     115.00%              4/93      86.34%              8/96      95.44%
 1/90     110.00%              5/93      87.01%              9/96      92.80%
 2/90     100.00%              6/93      85.26%             10/96      93.42%
 3/90      94.11%              7/93      83.11%             11/96      90.37%
 4/90     104.29%              8/93      83.57%             12/96      94.90%
 5/90     105.88%              9/93      94.92%              1/97      88.17%
 6/90     104.46%             10/93      89.75%              2/97      87.98%
 7/90     108.17%             11/93      90.26%              3/97      89.36%
 8/90     104.42%             12/93      92.74%              4/97      87.27%
 9/90     104.66%              1/94      89.27%              5/97      89.77%
10/90     103.24%              2/94      89.73%              6/97      87.30%
11/90     105.56%              3/94      92.84%              7/97      87.58%
12/90     115.00%              4/94      89.89%              8/97      91.52%
 1/91     110.00%              5/94      87.06%              9/97      90.31%
 2/91     105.00%              6/94      92.90%             10/97      91.63%
 3/91     115.00%              7/94      92.11%             11/97      91.92%
 4/91     105.00%              8/94      91.95%             12/97      84.45%
 5/91     105.00%              9/94      98.64%              1/98      83.65%
 6/91      92.39%             10/94      96.52%              2/98      83.92%
 7/91      87.82%             11/94      97.32%              3/98      81.18%
 8/91      86.34%             12/94     114.34%              4/98      82.89%
 9/91      80.48%              1/95     112.05%              5/98      82.66%
10/91      82.25%              2/95     113.31%              6/98      76.55%
11/91      87.19%              3/95     134.21%              7/98      74.18%
12/91      95.00%              4/95     128.48%              8/98      71.58%
 1/92      93.00%              5/95     125.54%              9/98      70.68%
 2/92      91.00%              6/95     129.23%             10/98      72.89%
 3/92      90.87%              7/95     122.42%             11/98      71.05%
 4/92      88.00%              8/95     128.00%             12/98      69.84%
 5/92      88.81%              9/95     121.15%              1/99      75.12%
 6/92      90.00%             10/95     113.82%              2/99      76.66%
 7/92      98.00%             11/95     111.57%              3/99      73.21%
 8/92      96.00%             12/95     103.69%              4/99      76.24%
 9/92      95.22%              1/96     101.65%              5/99      84.39%
                                                             6/99      82.58%

Price/Earnings ratio for the stocks currently in the Kayne Anderson Small Cap Fund divided by the Price / Earnings ratio of the Standard & Poors 500 Index.
Source: CompuStat

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 96.7%                                          Value
--------------------------------------------------------------------------------

           BASIC MATERIALS / PACKAGING: 9.0%
 40,427    Bemis Company..........................................  $ 1,606,973
 25,749    Liqui-Box Corporation..................................    1,384,008
                                                                    -----------
                                                                      2,990,981
                                                                    -----------
           BASIC MATERIALS / PAINTS AND COATING: 4.3%
 15,118    Benjamin Moore & Co....................................    1,420,147
                                                                    -----------

           CAPITAL GOODS / MACHINERY EQUIPMENT: 8.5%
 60,427    Federal Signal Corporation.............................    1,280,297
 24,894    Nordson Corporation....................................    1,524,757
                                                                    -----------
                                                                      2,805,054
                                                                    -----------
           CONSUMER CYCLICALS / FURNITURE: 5.3%
 76,952    LA-Z Boy Chair Company.................................    1,769,896
                                                                    -----------

           CONSUMER CYCLICALS / RETAIL: 4.7%
 60,130    Claire's Stores Inc....................................    1,540,831
                                                                    -----------

           CONSUMER CYCLICALS / SERVICES: 5.5%
 59,552    Strayer Education Inc..................................    1,827,502
                                                                    -----------

           CONSUMER STAPLES / FOOD: 4.6%
 39,157    Tootsie Roll Industries, Inc...........................    1,512,439
                                                                    -----------

           ENERGY / OIL & GAS PRODUCTION: 3.5%
 32,494    Devon Energy Corporation...............................    1,161,661
                                                                    -----------

           FINANCE / INSURANCE: 7.8%
 57,834    American Heritage Life Insurance Corporation...........    1,416,934
 34,253    Mutual Risk Management Ltd.............................    1,143,193
                                                                    -----------
                                                                      2,560,127
                                                                    -----------
           FINANCE / BANKING: 8.9%
 71,107    National Commerce Bancorp..............................    1,555,466
 61,092    Washington Federal, Inc................................    1,370,752
                                                                    -----------
                                                                      2,926,218
                                                                    -----------

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 96.7%                                          Value
--------------------------------------------------------------------------------

           FINANCE / FINANCIAL SERVICES: 9.0%
 70,442    Eaton Vance Corporation................................  $ 2,425,846
 11,430    Fiduciary Trust Company................................      545,809
                                                                    -----------
                                                                      2,971,655
                                                                    -----------

           HEALTH CARE / DRUGS & HOSPITAL SUPPLIES: 9.2%
 70,450    Hooper Holmes Inc......................................    1,435,419
 53,900    Landauer Inc...........................................    1,590,051
                                                                    -----------
                                                                      3,025,470
                                                                    -----------

           TECHNOLOGY / COMPUTER & OFFICE EQUIPMENT: 5.4%
 76,462    Reynolds & Reynolds Inc., Class A......................    1,782,520
                                                                    -----------

           TECHNOLOGY / SOFTWARE & SERVICE: 5.4%
113,005    Timberline Software Corporation........................    1,779,828
                                                                    -----------

           TRANSPORTATION/ AIR TRANSPORT: 5.6%
 73,216    Air Express International Corporation..................    1,857,857
                                                                    -----------

           TOTAL COMMON STOCKS (Cost $28,608,593).................   31,932,186
                                                                    -----------

           TOTAL INVESTMENTS IN SECURITIES
           (Cost $28,608,593*): 96.7%.............................   31,932,186
           OTHER ASSETS LESS LIABILITIES: 3.3%....................    1,077,698
                                                                    -----------
           NET ASSETS: 100.0% ....................................  $33,009,884
                                                                    ===========

* Cost for Federal income tax purposes is the same.

           Net unrealized appreciation consists of:
             Gross unrealized appreciation........................  $ 3,837,377
             Gross unrealized depreciation........................     (513,784)
                                                                    -----------
               Net unrealized appreciation........................  $ 3,323,593
                                                                    ===========

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

OBJECTIVE:

The goal of the INTERNATIONAL RISING DIVIDENDS FUND is to achieve superior long-term results by investing in the best quality international companies. We pursue this goal through a focused investment philosophy that relies on the following principles: (1) commitment to quality; (2) long-term vision; (3)
independent fundamental research; (4) broad diversification; and (5) valuation-driven decision process. We define quality companies as those possessing a global competitive advantage, management excellence, financial strength and flexibility, high level of profitability and consistency of earnings. We seek to diversify the fund across countries and industries but do not aim to replicate the country allocation of our benchmark, the MSCI EAFE (Europe, Australia and the Far East) index.

COMMENTARY:

For the six months ended June 30, 1999, the Kayne Anderson International Rising Dividends Fund had a total return of +12.0% versus +4.1% for the MSCI EAFE index (in dollar terms). Once again the fund outperformed the average diversified international mutual funds tracked by Lipper, which rose by 6.9%.

During the first half-year, the best performing market was Japan, with the Nikkei index rising 20.85% in dollar terms. Although European equity markets performed satisfactorily expressed in local currency--the Euro 100 index increased +12.15%--the actual return for dollar-based investors was slightly negative (-0.85%), reflecting the close to 12% decline in the Euro/dollar exchange rate since the beginning of the year. Thus, the +4.1% increased in the value of the MSCI EAFE index is entirely explained by the performance of the Japanese market, which capitalization accounts for 20% of the world's market capitalization outside the USA. The US dollar appreciated +6.6% against the Yen to 121.10 (Y)/$, +11.3%% against the Euro to 1.03 $/EUR, and +4.9% against the Sterling Pound at 1.5778 $/(pound). The strength of the dollar reflects the significantly higher level of interest rates in the USA than in the rest of the world. Short-term US interest rates reached 5% at the end of June, while they were cut to 2.5% in Continental Europe in early April and remained close to 0% in Japan.

At the end of June 1999, the Fund showed a 3.3% cash position. The four largest countries represented were the United Kingdom (33.2%), The Netherlands (11.6%). Japan (10.2%), and France (10.1%). The performance of the fund during the reviewed period is all the more satisfactory as most of the fund assets were concentrated in Europe. The fund's large positions in European multinational companies, whose earnings benefit from a stronger dollar, accounted for most of the outperformance. Moreover, our stock selections in Asia performed particularly well (BHP, Canon, Sony, and HSBC.) Finally, the fund performance benefited from its exposure to a few international integrated oil companies (Total-Fina, Repsol, and Royal Dutch Shell), which posted sharp gains following the more than 50% increase in crude oil prices.

Among this first half winners we can name Repsol, the Spanish oil refining company, that sharply increased after it announced its bid to take over Argentina's YPF. Also, BOC, the British industrial gas producer, rose strongly after three of its main competitors approached the company to engage in merger talks. Among the losers, we should mention Elsevier and Rentokil, which underperformed after issuing profit warnings for 1999. Nevertheless, we remain committed to these two very well managed, financially strong companies.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

NEW PURCHASES:

Ahold NV:
Headquartered in the Netherlands, Ahold is a leading global food retailer with strong positions in Europe and the USA and operations in Latin America and Asia. Ahold has a respected and experienced management team, a geographically diversified store base, and outstanding operational expertise. It aims to become the world's largest food retailer.

Compass Plc:
Based in the UK, Compass is the world's leading food service organization, working on-site at client locations. It operates in 50 countries. The outlook for contact catering is very bright, with particularly strong potential outside the US. Compass enjoys a strong competitive edge due to its highly tailored market approach, its dominant size, and its global reach.

Unilever NV:
One of the world's largest consumer product organizations. After several years of aggressive restructuring, the group is now focused on its three core businesses: foods, cleaning products, and personal care products. With a third of its sales coming from emerging markets, Unilever is well positioned to benefit from excellent long-term growth in the developing world.

The country allocation of the fund on June 30th, 1999 was:

                                                                                                              UNITED
AUSTRALIA  CASH  FINLAND  FRANCE  GERMANY  HONG KONG  JAPAN  MEXICO  NETHERLANDS  SPAIN  SWEDEN  SWITZERLAND  KINGDOM
---------  ----  -------  ------  -------  ---------  -----  ------  -----------  -----  ------  -----------  -------
   2.9%    3.3%   3.2%     10.1%   3.7%       2.9%    10.2%   2.5%       11.6%     5.0%   3.5%       7.9%      33.2%

OUTLOOK:

Looking forward, we anticipate adding to our exposure to Japan, and reducing our allocation to the British market. Although Japan is not entirely out of the woods, it appears that its economy is starting to bottom out and that its sick banking system is healing. More importantly, a growing number of companies are willing to take over the control of their destiny and therefore are following the restructuring path taken earlier by their US and European peers. We also believe that a stronger economy in Europe, which is expected for the second part of the year, will have a positive impact on the Euro/$ parity. More generally, we feel confident that the selective international investor will continue to be rewarded by the continued adaptation of foreign countries and firms to the discipline of the free market.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 96.7%                                         Value
--------------------------------------------------------------------------------

           AUSTRALIA: 2.9%
 40,732    Broken Hill Proprietary ADR............................. $   964,839
                                                                    -----------

           FINLAND: 3.2%
 11,578    Nokia Corporation ADR...................................   1,060,110
                                                                    -----------

           FRANCE: 10.1%
 16,712    AXA-UAP S.A. ADR........................................   1,041,367
 17,285    Groupe Danone S.A. ADR..................................     904,221
 21,001    Total S.A. ADR..........................................   1,353,252
                                                                    -----------
                                                                      3,298,840
                                                                    -----------
           GERMANY: 3.7%
 34,866    SAP AG..................................................   1,207,236
                                                                    -----------

           HONG KONG/ CHINA: 2.9%
 15,000    Hong Kong & China Gas Co. Ltd. Warrants (Exp. 9/30/99)..       2,436
  2,639    HSBC Holdings Plc ADR...................................     962,591
                                                                    -----------
                                                                        965,027
                                                                    -----------

           JAPAN: 10.2%
 28,000    Canon Inc...............................................     805,056
 26,000    Kao Corporation.........................................     730,366
  8,000    Sony Corporation........................................     862,561
 22,000    Uni_Charm ..............................................     954,269
                                                                    -----------
                                                                      3,352,252
                                                                    -----------

           MEXICO: 2.5%
 34,401    Panamerican Beverages Inc. Class A ADR..................     819,173
                                                                    -----------

           NETHERLANDS: 11.6%
 34,453    Elsevier N.V. ADR.......................................     813,953
 23,690    ING Groep N.V...........................................   1,282,402
 25,000    Koninklijke Ahold N.V...................................     860,967
 11,821    Unilever N.V............................................     824,515
                                                                    -----------
                                                                      3,781,837
                                                                    -----------

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

--------------------------------------------------------------------------------
 Shares                                                                 Value
--------------------------------------------------------------------------------

           SPAIN: 5.0%
 45,110    Endesa S.A. ADR......................................... $   958,587
 32,811    Repsol S.A. ADR.........................................     666,473
                                                                    -----------
                                                                      1,625,060
                                                                    -----------
           SWEDEN: 3.5%
 34,943    L.M. Ericsson Telephone ADR.............................   1,150,935
                                                                    -----------

           SWITZERLAND: 7.9%
 10,674    Nestle S.A. ADR.........................................     961,600
 11,938    Novartis AG ADR.........................................     871,589
  2,516    Union Bank of Switzerland...............................     751,479
                                                                    -----------
                                                                      2,584,668
                                                                    -----------

           UNITED KINGDOM: 33.2%
 60,162    Allied Zurich Plc ADR...................................     756,266
 17,390    Astrazeneca Plc ADR.....................................     681,471
 17,471    Astrazeneca Plc.........................................     675,795
 28,465    BOC Group Plc ADR.......................................   1,147,495
 23,740    Cable & Wireless Plc ADR................................     940,697
 80,000    Compass Group Plc.......................................     793,169
 18,820    Diageo Plc ADR..........................................     809,260
112,613    Invensys Plc ADR........................................   1,066,839
 31,448    Pearson Plc ............................................     638,955
182,000    Rentokil Initial Plc....................................     710,019
  9,124    Reuters Group Plc ADR...................................     739,615
 53,993    Tomkins Plc ADR.........................................     985,373
  4,586    Vodafone Group Plc ADR..................................     903,443
                                                                    -----------
                                                                     10,848,397
                                                                    -----------
           TOTAL COMMON STOCKS (Cost $27,441,823)..................  31,658,374
                                                                    -----------

           TOTAL INVESTMENTS IN SECURITIES
           (Cost $27,441,823*): 96.7%..............................  31,658,374
           OTHER ASSETS LESS LIABILITIES: 3.3%.....................   1,076,228
                                                                    -----------
           NET ASSETS: 100.0% ..................................... $32,734,602
                                                                    ===========

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

--------------------------------------------------------------------------------
 Shares                                                                 Value
--------------------------------------------------------------------------------

* Cost for Federal income tax purposes is the same.

           Net unrealized appreciation consists of:
             Gross unrealized appreciation......................... $ 5,110,086
             Gross unrealized depreciation.........................    (893,535)
                                                                    -----------
               Net unrealized appreciation......................... $ 4,216,551
                                                                    ===========

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
   Industry                                                           Percentage
--------------------------------------------------------------------------------

   Beer, Wine and Distilled Beverages...............................     2.5%
   Beverages........................................................     5.4
   Books............................................................     2.5
   Chemicals & Allied Products......................................     8.7
   Commercial Banking...............................................     3.9
   Communications Equipment.........................................     6.8
   Communication Service............................................     2.0
   Computer & Other Data Processing Services........................     3.7
   Crude Petroleum & Natural Gas....................................     5.0
   Drugs............................................................     4.7
   Drugs, Proprietors and Sundries..................................     2.1
   Eating & Drinking Places.........................................     2.4
   Electric Service.................................................     2.9
   Electronic Components & Accessories..............................     3.3
   Electronic Industrial Apparatus..................................     2.5
   Food Beverage & Tobacco..........................................     2.8
   Foreign Banks and Branches and Agencies..........................     2.3
   Gas Production & Distribution....................................     0.0
   Groceries & Related Products.....................................     2.5
   Grocery Stores...................................................     2.6
   Holding Offices..................................................     8.4
   Household Audio and Video Equipment..............................     2.6
   Medical Instruments and Supplies.................................     3.0
   Miscellaneous Business Services..................................     2.2
   Oil and Gas Field Services.......................................     4.1
   Security and Commodity Services..................................     2.3
   Telephone Communication..........................................     5.5
                                                                       -----
   Total Investments................................................    96.7
                                                                       -----
   Other Assets less Liabilities....................................     3.3
                                                                       -----
   Net Assets.......................................................   100.0%
                                                                       =====

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

OBJECTIVE:

The objective of the INTERMEDIATE TOTAL RETURN BOND FUND is to seek total return through current income and capital appreciation, with principal preservation a secondary consideration. The Fund seeks to achieve its objective by investing primarily in high quality, intermediate maturity debt securities. Studies show that intermediate maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

COMMENTARY:

For the six months ended June 30, 1999, the fund per share net asset value decreased $0.40, from $11.01 to $10.61. After expenses, the Fund's total return (principal gain or loss and income) was -1.25%.

As of June 30th, the three largest sectors represented in the Fund were: U.S. Treasury (54%), U.S. Agency (12%), and Industrial (12%). The three largest individual credits held in the portfolio were U.S Treasury (54%), Federal National Mortgage Association (12%), and Government National Mortgage Association (6%).

OUTLOOK:

The Federal Reserve raised interest rates at their June meeting citing strong economic activity and creeping wage inflation. Although indicating a neutral stance in policy going forward, the marketplace is cautious, fearing further tightening if inflation statistics continue to rise. Inflation, as measured by the Consumer Price Index, has risen to 2% for the 12 month period ending June 30, a rise from 1.6% last December. We will continue to watch the inflation statistics and their impact on interest rates.

Within individual sectors, supply forces are at work. The supply of new U.S. Treasury debt continues to dwindle due to a U.S. government budget surplus. Corporate yield spreads are expanding in response to the huge supply currently coming to market, highlighted by Ford Motor Co.'s $7 billion in global bonds issued at quarter-end. Prepayments on real estate loans continue to slow and we believe our premium coupon GNMA bonds should perform well relative to other mortgage backed securities.

                             SECTOR DIVERSIFICATION
                                 JUNE 30, 1999

  U.S.    MORTGAGE-  ASSET-  YANKEE/                          CASH &
TREASURY   BACKED    BACKED   EURO    INDUSTRIAL  FINANCE   EQUIVALENTS   AGENCY
--------   ------    ------   ----    ----------  -------   -----------   ------
   53%       6%        2%      2%         11%       12%          2%         12%

Note: The stated returns are fee subsidized by the advisor. the unsubsidized return for the fund is -1.32% for the six months ending June 30, 1999.

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND


PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Par Value    LONG-TERM DEBT SECURITIES: 97.8%                         Value
--------------------------------------------------------------------------------
              U.S. TREASURY OBLIGATIONS: 53.4%
              ----------------------------------------------------
              U.S. Treasury Notes/Bonds
 $ 376,000     6.875% due 08/31/1999..............................  $   377,292
   875,000     6.250% due 10/31/2001..............................      887,578
 2,050,000     11.875% due 11/15/2003.............................    2,520,860
 1,330,000     7.250% due 08/15/2004..............................    1,413,125
   551,000     5.875% due 11/15/2005..............................      550,828
   507,000     5.625% due 05/15/2008..............................      496,701
                                                                    -----------
              Total U.S. Treasury Obligations.....................    6,246,384
                                                                    -----------

              U.S. AGENCY OBLIGATIONS: 12.4%
              ----------------------------------------------------
              Federal National Mortgage Association
   420,000     6.100% due 02/10/2000..............................      421,565
   600,000     5.625% due 05/14/2004..............................      586,150
   350,000     7.700% due 08/10/2004..............................      350,762
    87,000     6.950% due 11/13/2006..............................       87,161
                                                                    -----------
              Total U.S Agency Obligations........................    1,445,638
                                                                    -----------

              MORTGAGE-BACKED / PASS-THROUGH SECURITIES: 5.9%
              ----------------------------------------------------
              Government National Mortgage Association
    11,206     8.000% due 11/15/2021..............................       11,533
    17,815     8.500% due 12/15/2022..............................       18,677
   228,772     8.000% due 07/15/2023..............................      235,442
   162,915     8.500% due 08/15/2025..............................      170,799
    53,582     8.500% due 06/15/2026..............................       56,175
   139,196     8.000% due 09/15/2026..............................      143,254
    59,125     8.000% due 11/15/2026..............................       60,848
                                                                    -----------
              Total Mortgage-Backed/Pass-Through Securities.......      696,728
                                                                    -----------

              ASSET-BACKED RECEIVABLES: 1.8%
              ----------------------------------------------------
              WFS Financial Owner Trust
   210,000         6.800% due 12/20/2003..........................      211,342
                                                                    -----------

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND


PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Par Value                                                             Value
--------------------------------------------------------------------------------
              CORPORATE BONDS: 24.3%
              ----------------------------------------------------
              AUTO RENTALS: 1.5%
  $175,000    Ryder System Inc., 7.480% due 05/15/2000............  $   176,477
                                                                    -----------

              BEVERAGES: 2.6%
    70,000    Anheuser Busch Companies, 6.750% due 11/01/2006.....       68,797
   236,000    Coca-Cola Enterprises, 6.375% due 08/01/2001........      237,026
                                                                    -----------
                                                                        305,823
                                                                    -----------
              COMMUNICATION SERVICES: 1.5%
   175,000    TCI Communications Inc., 6.375% due 05/01/2003......      174,162
                                                                    -----------

              DEPARTMENT STORES: 0.6%
    70,000    Sears Roebuck Company, 9.450% due 07/25/2001........       73,511
                                                                    -----------

              FINANCE: 12.0%
   280,000    AT & T Capital Corporation, 7.500% due 11/15/2000...      281,759
   175,000    Bear Stearns Company, 6.625% due 10/01/2004.........      172,912
    70,000    Beneficial Corporation, 6.600% due 09/26/2001.......       70,258
   175,000    Finova Capital Corporation, 6.450% due 06/01/2000...      175,426
   255,000    Ford Motor Credit Corporation, 6.250% due
                11/08/2000........................................      255,599
   192,000    General Motors Acceptance Corportation,
                7.125% due 05/01/2003.............................      193,681
    70,000    Household Finance Company, 8.000% due 08/15/2004....       70,211
   175,000    Lehman Brothers Holdings, 8.875% due 03/01/2002.....      183,084
                                                                    -----------
                                                                      1,402,930
                                                                    -----------
              INDUSTRIAL: 2.2%
    70,000    Allied Signal Inc., 9.200% due 02/15/2003...........       75,377
   175,000    Caterpillar Inc., 8.440% due 11/26/2003.............      185,876
                                                                    -----------
                                                                        261,253
                                                                    -----------

              MOTION PICTURE PRODUCTION & OTHER SERVICES: 2.4%
   278,000    The Walt Disney Company, 6.375% due 03/30/2001......      279,592
                                                                    -----------

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND


PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Par Value                                                             Value
--------------------------------------------------------------------------------

              YANKEEEURO: 1.5%
  $175,000    Cable & Wireless, 6.375% due 03/06/2003.............  $   172,240
                                                                    -----------

              Total Corporate Bonds...............................    2,845,988
                                                                    -----------

              TOTAL LONG-TERM DEBT SECURITIES (Cost $11,597,669)..   11,446,080
                                                                    -----------

              TOTAL INVESTMENTS IN SECURITIES
              (Cost $11,597,669*): 97.8%..........................   11,446,080
              OTHER ASSETS LESS LIABILITIES: 2.2%.................      254,825
                                                                    -----------
              NET ASSETS: 100.0%..................................  $11,700,905
                                                                    ===========

* Cost for Federal income tax purposes is the same.

              Net unrealized depreciation consists of:
                Gross unrealized appreciation.....................  $     8,385
                Gross unrealized depreciation.....................     (159,974)
                                                                    -----------
                  Net unrealized depreciation.....................  $  (151,589)
                                                                    ===========

See accompanying Notes to Financial Statements.

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

OBJECTIVE:

The objective of the INTERMEDIATE TAX-FREE BOND FUND is to seek current income exempt from federal income tax consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in high quality, intermediate maturity debt securities, interest from which is, exempt from federal income tax. Part of the income from this Fund may also be exempt from state income tax depending on the state of the shareholder's residence. Studies show that intermediate maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

COMMENTARY:

During the six months, the Fund's net asset value decreased $0.20, from $10.77 to $10.57. After expenses, the Fund's total return (principal gain or loss and income) for the six months was 0.03%.

While invested among eight sectors within the municipal bond market, the three largest sectors represented in the Fund were: General Obligation (26%), Electric Utility (15%), and Transportation (12%). The Fund was also invested in municipalities that are located in 19 different states and territories. The four states with the highest representation in the Fund were: California (41%), New York (5%), Hawaii (5%), and New Jersey (5%).

OUTLOOK:

Long maturity municipal bonds are attractively valued relative to taxable bonds, while intermediate and short maturities are relatively expensive. While less than last year, issuance was high in the first six months of the year at over $113 billion, and helped to keep interest rates on municipal bonds higher.

The Federal Reserve raised interest rates at their June meeting citing strong economic activity and creeping wage inflation. Although indicating a neutral stance in policy going forward, the marketplace is cautious, fearing further tightening if inflation statistics continue to rise. Inflation, as measured by the Consumer Price Index, has risen to 2% for the 12 month period ending June 30, a rise from 1.6% last December. We will continue to watch the inflation statistics and their impact on interest rates.

                             SECTOR DIVERSIFICATION
                                 JUNE 30, 1999

 GENERAL                                          TRANSPOR-           WATER &    PRE-      CASH &
OBLIGATION  ELECTRIC  HOSPITAL  HOUSING  IDR/PCR   TATION   EDUCATION  SEWER   REFUNDED  EQUIVALENTS
----------  --------  --------  -------  -------   ------   ---------  -----   --------  -----------
    26%        15%       8%        6%      12%       12%        4%      4%        11%         2%

Note: The stated returns are fee subsidized by the advisor. The unsubsidized return for the fund is -0.36% For the six months ending June 30, 1999.

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------
Par Value   MUNICIPAL DEBT: 94.4%                                              Value
---------------------------------------------------------------------------------------
            GENERAL OBLIGATION: 25.7%
 $100,000   California State, 6.500% dated 03/01/1998 due 03/01/2002......  $   106,000
  175,000   California State, 5.250% dated 04/01/1998 due 10/01/2005......      183,093
  250,000   California State, 5.25%  dated 02/01/1999 due 02/01/2006......      260,625
  250,000   California State, 5.375% dated 03/01/1994 due 03/01/2006......      262,500
   65,000   California State, 5.250% dated 11/01/1996 due 06/01/2011......       66,300
  250,000   California State, 5.250% dated 11/01/1996 due 06/01/2016......      249,375
            California State Veterans Bonds,
  100,000    6.250% dated 03/01/1995 due 02/01/2014.......................      101,070
            California State Veterans Bond
  200,000    6.375% dated 03/01/1995 due 02/01/2027.......................      202,234
  200,000   Hawaii  State, 5.250% dated 03/01/1997 due 03/01/2000.........      202,294
  195,000   Indiana Bond Bank, 6.600% dated 02/01/1991 due 01/01/2003.....      205,237
            Los Angeles County California Public Works
  200,000    5.000% 11/01/1997 due 10/01/2016.............................      194,000
  250,000   Massachusetts State, 5.000% dated 08/01/1997 due 08/01/2000...      253,397
  100,000   Nevada State, 5.600% dated 07/01/1996 due 05/15/2009..........      104,750
            Puerto Rico Public Buildings Authority
   60,000    5.750% dated 06/01/1993 due 07/01/2015.......................       61,725
            Salt Lake City Utah Redevelopment Agency
  150,000     5.500% dated 08/01/1997 due 10/01/2008......................      154,312
  250,000   Washoe County Nevada, 6.750% dated 03/15/1991
              due 03/15/2000..............................................      257,677
                                                                            -----------
                                                                              2,864,589
                                                                            -----------
            EDUCATION: 3.7%
            Pinal County Arizona School District
  200,000    6.000% dated 10/01/1992 due 07/01/2004.......................      210,250
            University of California Revenues
  200,000    5.250% dated 08/15/1993 due 09/01/2011.......................      204,000
                                                                            -----------
                                                                                414,250
                                                                            -----------
            ELECTRIC: 15.1%
            Colorado Springs Utilities
  200,000    6.750% dated 04/15/1991 due 11/15/2005.......................      213,500
            HillsBorough Florida Utilities
  100,000    7.000% dated 09/01/1991 due 08/01/2114.......................      107,000
            Knoxville Tennessee Electric Revenue
  400,000    5.000% dated 11/01/1998 due 07/01/1998.......................      375,500

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED), CONTINUED
---------------------------------------------------------------------------------------
Par Value                                                                      Value
---------------------------------------------------------------------------------------
            ELECTRIC, CONTINUED
            Lower Colorado River Texas Authority
 $100,000    5.250% dated 05/01/1993 due 01/01/2015.......................  $   99,125
            Massachusetts State Power
   75,000    5.875% dated 08/01/1992 due 07/01/2003.......................      78,187
            Piedmont Municipal Power Agency
   85,000    6.550% dated 09/01/1996 due 01/01/2016.......................      85,513
            Puerto Rico Electric Power Authority
  200,000    6.000% dated 08/15/1995 due 07/01/2000.......................      205,000
            Sacramento California Municipal Utilities District
  200,000    5.700% dated 04/01/1993 due 05/15/2012.......................      208,750
            Tacoma Washington Electric System Revenue
  200,000    5.900% dated 09/01/1992 due 01/01/2005.......................      209,750
            Washington Public Power Supply Systems
  100,000    4.750% dated 05/01/1993 due 07/01/1999.......................      100,000
                                                                            -----------
                                                                              1,682,325
                                                                            -----------
            HOSPITAL: 8.2%
            Dade County Health Facilities Authority
  200,000    6.600% dated 03/01/1987 due 08/15/2002.......................      202,380
            New Jersey Health Facility Financing Authority
  300,000    6.800% dated 04/01/192 due 07/01/2011........................      319,500
            New York Dormatory Authority
  200,000    5.000% dated 03/01/1997 due 08/15/2000.......................      202,500
            New York State Dormatory Authority
  200,000    5.500% dated 02/01/1998 due 02/15/2003.......................      205,750
                                                                            -----------
                                                                                930,130
                                                                            -----------
            HOUSING: 6.3%
            California Housing Finance Agency
  260,000    4.350% dated 12/01/1998 due 08/01/2008.......................      249,925
            New York Urban Development
  200,000    6.000% dated 01/01/1995 due 01/01/2001.......................      204,750
            Santa Clara County California Housing
  250,000    4.250% dated 11/01/1998 due 11/01/2007.......................      245,938
                                                                            -----------
                                                                                700,613
                                                                            -----------

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED), CONTINUED
---------------------------------------------------------------------------------------
Par Value                                                                      Value
---------------------------------------------------------------------------------------
            IDR/PCR: 8.3%
            California Pollution Control Financing Authority
 $200,000    7.150% dated 02/01/1991 due 02/01/2011 ......................  $   211,250
            California Pollution Control Financing Authority
  200,000    5.850% dated 11/01/1993 due 12/01/2023.......................      204,000
            Gallup, New Mexico Pollution Control Revenue
  250,000    6.650% dated 04/15/1992 due 08/15/2017.......................      257,188
            Mercer County, North Dakota Pollution Control
   75,000    5.850% 06/01/1993 due 06/01/2023.............................       77,156
            Jefferson County
  180,000    5.300% dated 08/17/1994 due 08/01/1999.......................      180,095
                                                                            -----------
                                                                                929,689
                                                                            -----------
            TRANSPORTATION: 12.2%
            Colorado Springs Colorado Airport
  105,000    6.900% dated 09/15/1992 due 01/01/2012.......................      113,400
            Denver Colorado City & County Airport
  200,000    8.100% dated 05/01/1990 due 11/15/2000.......................      210,000
            Hawaii State Airports System
  250,000    7.500% dated 10/01/1990 due 07/01/2005.......................      261,816
            Hawaii State Airports Revenue
  100,000    5.750% dated 04/01/1994 due 07/01/2009.......................      105,000
            New Jersey State Turnpike Authority
  200,000    5.900% dated 01/01/1992 due 01/01/2003.......................      208,500
            Orange County Airport
  200,000    5.500% dated 04/02/1997 due 07/01/2002.......................      207,000
            San Francisco California City
  250,000    5.500% dated 05/01/1999 due 05/01/2005.......................      261,562
                                                                            -----------
                                                                              1,367,278
                                                                            -----------
            PREREFUNDED: 10.6%
            California Health Facility Financing Authority
  200,000    6.750% dated 10/01/1989 due 10/01/2019.......................      205,609
            California State
  185,000    5.250% dated 11/01/1996 due 06/01/2011.......................      194,018
            Los Angeles Convention & Exhibit Center
  150,000    9.000% dated 12/01/1985 due 12/01/2020.......................      187,687

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED), CONTINUED
---------------------------------------------------------------------------------------
Par Value                                                                      Value
---------------------------------------------------------------------------------------
            PREREFUNDED, CONTINUED
            Orange County California Local Transporation Authority
 $100,000    5.750% dated 09/01/1992 due 02/15/2005.......................  $   105,750
            Washington Public Power Supply Systems
  200,000    7.625% dated 10/15/1990 due 07/01/2010.......................      213,751
            Webb County Partnership
  275,000    5.250% dated 10/01/1997 due 10/01/2022.......................      283,251
                                                                            -----------
                                                                              1,190,066
                                                                            -----------
            WATER & SEWER: 4.3%
            Contra Costa California Water District
  275,000    5.250% dated 07/01/1993 due 10/01/2016.......................      276,375
            Los Angeles California Wastewater System
  200,000    5.700% dated 04/01/1993 due 06/01/2020.......................      207,251
                                                                            -----------
                                                                                483,626
                                                                            -----------

            TOTAL MUNICIPAL DEBT (Cost $10,685,362).......................   10,562,566
                                                                            -----------

            VARIABLE RATE MUNICIPAL DEBT: 3.6%
            --------------------------------------------------------------
  400,000   California State Economic Development, 0.000%+
             dated 05/15/1998 due 04/01/2008 (Cost $400,000)..............      400,000
                                                                            -----------

            TOTAL INVESTMENTS IN SECURITIES
            (Cost $11,085,362*): 98.0%....................................   10,962,566
            OTHER ASSETS LESS LIABILITIES: 2.0%...........................      220,133
                                                                            -----------
            NET ASSETS: 100.0%............................................  $11,182,699
                                                                            ===========

+ Non-income producing security.

* Cost for Federal income tax purposes is the same.

            Net unrealized depreciation consists of:
              Gross unrealized appreciation...............................  $    26,917
              Gross unrealized depreciation...............................     (149,713)
                                                                            -----------
                Net unrealized depreciation...............................  $  (122,796)
                                                                            ===========

See accompanying Notes to Financial Statements.

                      This page intentionally left blank.

                          KAYNE ANDERSON MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                                                              RISING
                                                                                             DIVIDENDS
                                                                                               FUND
                                                                                            -----------
ASSETS
      Investments in securities at value (cost of $49,492,341, $28,608,593, $27,441,823,
            $11,597,669 and $11,085,362, respectively) ..................................   $63,531,406
      Cash ..............................................................................       623,309
      Foreign Cash ......................................................................            --
      Receivables
            Investment securities sold ..................................................     1,594,280
            Dividends and interest ......................................................        65,120
      Prepaid expenses ..................................................................        12,681
      Due from investment advisor (Note 3) ..............................................            --
      Deferred organization costs .......................................................         5,846
                                                                                            -----------
                  Total assets ..........................................................    65,832,642
                                                                                            -----------

LIABILITIES
      Payables:
            Investments securities purchased ............................................     1,255,896
            Distributions to shareholders ...............................................            --
      Due to investment advisor (Note 3) ................................................        42,218
      Accrued expenses ..................................................................        18,720
                                                                                            -----------
            Total liabilities ...........................................................     1,316,834
                                                                                            -----------

NET ASSETS ..............................................................................   $64,515,808
                                                                                            ===========

      Number of shares issued and outstanding (unlimited shares authorized, no par value)     3,399,813
                                                                                            ===========

      Net asset value, offering and redemption price per share ..........................   $     18.98
                                                                                            ===========

COMPOSITION OF NET ASSETS
      Paid-in capital ...................................................................   $45,565,218
      Undistributed (overdistributed) net investment income .............................         3,176
      Undistributed net realized gain (loss) on investments .............................     4,908,349
      Net unrealized appreciation (depreciation) on investments and foreign currency ....    14,039,065
                                                                                            -----------

      Net assets ........................................................................   $64,515,808
                                                                                            ===========

See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS

--------------------------------------------------------------------------------
        SMALL CAP           INTERNATIONAL       INTERMEDIATE       INTERMEDIATE
    RISING DIVIDENDS      RISING DIVIDENDS      TOTAL RETURN         TAX-FREE
          FUND                  FUND              BOND FUND          BOND FUND
    ----------------      ----------------      ------------        -----------


        $31,932,186          $31,658,374         $11,446,080        $10,962,566
          2,596,754            1,012,108              86,558            143,113
                 --                8,448                  --                 --

                 --                   --                  --                 --
             50,472               53,204             168,705            204,729
             18,166               16,896              20,382             16,733
                 --                   --               3,544              2,262
              9,847               10,618               9,847              9,847
        -----------          -----------         -----------        -----------
         34,607,425           32,759,648          11,735,116         11,339,250
        -----------          -----------         -----------        -----------



          1,574,859                   --                  --            108,199
                 --                1,249              33,093             35,868
             21,495               19,786                  --                 --
              1,187                4,011               1,118             12,484
        -----------          -----------         -----------        -----------
          1,597,541               25,046              34,211            156,551
        -----------          -----------         -----------        -----------

        $33,009,884          $32,734,602         $11,700,905        $11,182,699


          2,021,500            1,896,155           1,103,094          1,057,802



            $ 16.33              $ 17.26             $ 10.61            $ 10.57



        $27,323,562          $24,780,818         $11,733,049        $11,311,678
               (457)             (13,000)             (9,650)            (5,851)
          2,363,186            3,750,325             129,095               (332)
          3,323,593            4,216,459            (151,589)          (122,796)
        -----------          -----------         -----------        -----------

        $33,009,884          $32,734,602         $11,700,905        $11,182,699
        ===========          ===========         ===========        ===========

                          KAYNE ANDERSON MUTUAL FUNDS


STATEMENTS OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        RISING
                                                                       DIVIDENDS
                                                                         FUND
                                                                      ----------
INVESTMENT INCOME:
      Income:
            Dividend income ......................................    $  361,700
            Interest income ......................................        11,134
                                                                      ----------
                  Total income ...................................       372,834
                                                                      ----------

      Expenses:
            Investment advisory fees (Note 3) ....................       208,079
            Custodian fees .......................................         7,439
            Administration fees ..................................        18,831
            Fund accounting fees .................................        16,336
            Transfer agent fees ..................................        11,136
            Legal fees ...........................................         5,463
            Insurance ............................................           643
            Audit fees ...........................................         6,943
            Miscellaneous expenses ...............................         1,736
            Reports to shareholders ..............................         2,736
            Registration fees ....................................         8,688
            Trustees fees ........................................         1,933
            Amortization of deferred organization costs ..........         3,531
                                                                      ----------
                  Total expenses .................................       293,494
                  Expenses recouped (reimbursed) (Note 3) ........            --
                  Expenses paid indirectly (Note 3) ..............            --
                                                                      ----------
                  Net expenses ...................................       293,494
                                                                      ----------

      Net investment income ......................................        79,340
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain (loss) on investments ....................     4,663,814
      Net unrealized appreciation (depreciation) of
        investments and foreign currency .........................     2,264,819
                                                                      ----------
            Net gain (loss) on investments .......................     6,928,633
                                                                      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..    $7,007,973
                                                                      ==========

See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS

        SMALL CAP          INTERNATIONAL       INTERMEDIATE        INTERMEDIATE
    RISING DIVIDENDS     RISING DIVIDENDS      TOTAL RETURN          TAX-FREE
          FUND                 FUND              BOND FUND           BOND FUND
    ----------------     ----------------      ------------         -----------


        $  271,345           $  421,177          $       --         $       --
            16,578               14,794             571,490            232,564
        ----------           ----------          ----------         ----------
           287,923              435,971             571,490            232,564
        ----------           ----------          ----------         ----------


           140,274              163,361              50,597             26,217
             5,455                7,943               4,472              1,439
            12,377               12,888               7,589              9,919
            16,364               21,076              17,356             18,236
             7,636                7,636               7,636              8,636
             6,488                9,353               3,388              1,289
                45                   45                  92                 92
             2,728                1,728               1,728              1,728
             1,240                1,240               1,240                744
               744                  744                 744                248
             8,296                8,258               8,348              7,615
             2,933                2,933               3,933              1,933
             2,107                2,107               2,107              2,107
        ----------           ----------          ----------         ----------
           206,687              239,312             109,230             80,203
             7,593                1,197             (13,534)           (39,581)
                --                   --                  --             (1,264)
        ----------           ----------          ----------         ----------
           214,280              240,509              95,696             39,358
        ----------           ----------          ----------         ----------

            73,643              195,462             475,794            193,206
        ----------           ----------          ----------         ----------


         2,682,777            3,750,325              91,140               (212)
          (125,197)              85,099            (711,227)          (199,160)
        ----------           ----------          ----------         ----------
         2,557,580            3,835,424            (620,087)          (199,372)
        ----------           ----------          ----------         ----------

        $2,631,223           $4,030,886          $ (144,293)        $   (6,166)
        ==========           ==========          ==========         ==========

                          KAYNE ANDERSON MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                     RISING
                                                                                    DIVIDENDS
                                                                                      FUND
                                                                            ---------------------------
                                                                            Six Months        Year
INCREASE IN NET ASSETS FROM:                                                   Ended          Ended
                                                                             6/30/99#       12/31/98
                                                                            -----------    -----------
OPERATIONS
      Net investment income...............................................  $    79,340    $   256,507
      Net realized gain (loss) on investments sold........................    4,663,814      5,326,022
      Net unrealized appreciation (depreciation)
          of investments and foreign currency.............................    2,264,819        (98,265)
                                                                            -----------    -----------
            Increase (decrease) in net assets resulting from operations...    7,007,973      5,484,264
                                                                            -----------    -----------

Distributions to shareholders:
      Net investment income...............................................      (76,164)      (262,588)
      Net realized gains on investments...................................     (778,417)    (6,701,884)
      Return of capital...................................................           --             --
                                                                            -----------    -----------
            Total distributions...........................................     (854,581)    (6,964,472)
                                                                            -----------    -----------

Capital share transactions:
      Proceeds from shares sold...........................................   40,600,765     12,570,871
      Net asset value of shares issued on reinvestment of distributions...      835,847      9,358,197
      Cost of shares redeemed.............................................  (31,654,954)    (7,150,626)
                                                                            -----------    -----------
            Net increase (decrease) from capital share transactions.......    9,781,658     14,778,442
                                                                            -----------    -----------
      NET INCREASE (DECREASE) IN NET ASSETS ..............................   15,935,050     13,298,234
                                                                            -----------    -----------

NET ASSETS
Beginning of period.......................................................   48,580,758     35,282,524
                                                                            -----------    -----------
End of period.............................................................  $64,515,808    $48,580,758
                                                                            ===========    ===========

CHANGE IN SHARES
      Shares sold.........................................................    2,204,901        692,639
      Shares issued on reinvestment of distributions......................       44,602        527,641
      Shares redeemed.....................................................   (1,701,519)      (410,214)
                                                                            -----------    -----------
            Net increase (decrease).......................................      547,984        810,066
                                                                            ===========    ===========

# Unaudited.

See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS

            SMALL CAP                  INTERNATIONAL                INTERMEDIATE                 INTERMEDIATE
        RISING DIVIDENDS             RISING DIVIDENDS               TOTAL RETURN                   TAX-FREE
              FUND                         FUND                       BOND FUND                    BOND FUND
    --------------------------   -------------------------    --------------------------    ------------------------
    Six Months       Year        Six Months       Year        Six Months       Year         Six Months      Year
       Ended         Ended          Ended         Ended          Ended         Ended           Ended        Ended
     6/30/99#      12/31/98       6/30/99#      12/31/98       6/30/99#      12/31/98        6/30/99#     12/31/98
     --------      --------       --------      --------       --------      --------        --------     --------
    $    73,643   $    97,381    $   195,462   $   231,082    $   475,794   $ 1,185,729    $   193,206    $  265,556
      2,682,777      (168,179)     3,750,325       750,612         91,140       131,606           (212)        5,204
    -----------   -----------    -----------   -----------    -----------   -----------    -----------    ----------
       (125,197)    3,090,369         85,099     3,715,222       (711,227)      490,291       (199,160)       23,836
    -----------   -----------    -----------   -----------    -----------   -----------    -----------    ----------
      2,631,223     3,019,571      4,030,886     4,696,916       (144,293)    1,807,626         (6,166)      294,596
    -----------   -----------    -----------   -----------    -----------   -----------    -----------    ----------


        (74,100)     (101,850)      (208,462)     (206,890)      (485,444)   (1,189,978)      (200,733)     (268,129)
       (151,412)           --             --      (750,612)            --       (89,690)            --        (3,871)
             --      (313,138)            --            --             --            --             --            --
    -----------   -----------    -----------   -----------    -----------   -----------    -----------    ----------
       (225,512)     (414,988)      (208,462)     (957,502)      (485,444)   (1,279,668)      (200,733)     (272,000)
    -----------   -----------    -----------   -----------    -----------   -----------    -----------    ----------


     32,530,879    26,726,710     35,517,882    27,482,344      8,820,936    23,343,075      9,722,538     3,766,151
        215,310       432,070        191,643       964,005        450,710     1,228,220        157,398       292,998
    (35,158,534)   (3,240,796)   (42,232,907)   (3,762,499)   (25,271,142)   (3,029,904)    (7,881,330)     (705,956)
    -----------   -----------    -----------   -----------    -----------   -----------    -----------    ----------
     (2,412,345)   23,917,984     (6,523,382)   24,683,850    (15,999,496)   21,541,391      1,998,606     3,353,193
    -----------   -----------    -----------   -----------    -----------   -----------    -----------    ----------
         (6,634)   26,522,567     (2,700,958)   28,423,264    (16,629,233)   22,069,349      1,791,707     3,375,789



     33,016,518     6,493,951     35,435,560     7,012,296     28,330,138     6,260,789      9,390,992     6,015,203
    -----------   -----------    -----------   -----------    -----------   -----------    -----------    ----------
    $33,009,884   $33,016,518    $32,734,602   $35,435,560    $11,700,905   $28,330,138    $11,182,699    $9,390,992
    ===========   ===========    ===========   ===========    ===========   ===========    ===========    ==========



      2,078,515     1,897,692      2,100,646     1,923,801        815,525     2,153,359        905,922       350,249
         13,226        29,469         11,137        63,755         41,539        93,163         14,635        27,265
     (2,265,709)     (226,493)    (2,500,407)     (258,861)    (2,327,255)     (274,756)      (734,855)      (65,550)
    -----------   -----------    -----------   -----------    -----------   -----------    -----------    ----------
       (173,968)    1,700,668       (388,624)    1,728,695     (1,470,191)    1,971,766        185,702       311,964
    ===========   ===========    ===========   ===========    ===========   ===========    ===========    ==========

                          KAYNE ANDERSON MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------
                                                                          RISING
                                                                         DIVIDENDS
                                                                           FUND
----------------------------------------------------------------------------------------------------------
                                             Six Months        Year        Year         Year      05/01/95*
                                                Ended          Ended       Ended        Ended        to
                                              6/30/99#       12/31/98    12/31/97     12/31/96    12/31/95
----------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........   $ 17.03       $ 17.28     $ 14.32      $ 12.63      $ 10.65
                                               -------       -------     -------      -------      -------
Income from investment operations
   Net investment income....................     -              0.11        0.10         0.08         0.07
   Net realized and unrealized gains
     on investments.........................     2.20           2.38        4.34         2.35         2.13
                                               -------       -------     -------      -------      -------
      Total from investment operations......     2.20           2.49        4.44         2.43         2.20
                                               -------       -------     -------      -------      -------
Distributions:
   From net investment income...............    (0.02)         (0.11)      (0.11)       (0.08)       (0.07)
   From net realized gains..................    (0.23)         (2.63)      (1.37)       (0.66)       (0.15)
   Return of capital........................     -              -           -            -            -
                                               -------       -------     -------      -------      -------
      Total distributions...................    (0.25)         (2.74)      (1.48)       (0.74)       (0.22)
                                               -------       -------     -------      -------      -------
Net asset value, end of period..............   $ 18.98       $ 17.03     $ 17.28      $ 14.32      $ 12.63
                                               -------       -------     -------      -------      -------

Total return................................     11.45%**      14.14%      30.99%       19.09%       20.65%**
Net assets at end of period (in 000's)......   $64,516       $48,581     $35,283      $26,118      $20,613
Ratio of expenses to average net assets.....
   Before expense reimbursement/
      recoupment............................      1.06%***      1.11%       1.18%        1.37%        1.31%***
   After expense reimbursement/
      recoupment............................      1.06%***      1.11%       1.18%        1.37%        1.31%***
   After expense reimbursement/
      recoupment and excluding expenses
      paid indirectly.......................      1.06%***      1.11%       1.18%        1.37%        1.31%***
Ratio of net investment income to average...
   net assets (net of expense reimbursement/
   recoupment)..............................      0.29%***      0.57%       0.55%        0.59%        0.94%***
Portfolio turnover rate.....................        28%           76%         51%          23%          28%

#   Unaudited.
*   Commencement of operations.
**  Not annualized.
*** Annualized.
See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS

    ---------------------------------------------------------------------------------------------
                        SMALL CAP                                        INTERNATIONAL
                    RISING DIVIDENDS                                   RISING DIVIDENDS
                          FUND                                               FUND
    --------------------------------------------    ---------------------------------------------
    Six Months     Year       Year     10/18/96*    Six Months      Year       Year     10/18/96*
       Ended       Ended      Ended       to           Ended        Ended      Ended       to
     6/30/99#    12/31/98   12/31/97   12/31/96      6/30/99#     12/31/98   12/31/97   12/31/96
     --------    --------   --------   --------      --------     --------   --------   --------

      $15.04      $13.12     $11.06     $10.65        $15.51       $12.61     $10.91     $10.65
      ------      ------     ------     ------        ------       ------     ------     ------


          --        0.05       0.02       0.02         (0.01)        0.08       0.04       0.01

        1.41        2.07       2.14       0.41          1.87         3.25       1.75       0.26
      ------      ------     ------     ------        ------       ------     ------     ------
        1.41        2.12       2.16       0.43          1.86         3.33       1.79       0.27
      ------      ------     ------     ------        ------       ------     ------     ------

       (0.04)      (0.05)     (0.05)     (0.02)        (0.11)       (0.08)     (0.05)     (0.01)
       (0.08)         --      (0.05)        --            --        (0.35)     (0.04)        --
          --       (0.15)        --         --            --           --         --         --
      ------      ------     ------     ------        ------       ------     ------     ------
       (0.12)      (0.20)     (0.10)     (0.02)        (0.11)       (0.43)     (0.09)     (0.01)
      ------      ------     ------     ------        ------       ------     ------     ------
      $16.33      $15.04     $13.12     $11.06        $17.26       $15.51     $12.61     $10.91
      ======      ======     ======     ======        ======       ======     ======     ======


        8.58%**    16.17%     19.46%      4.00%**      11.28%**     26.47%     16.42%      2.56%**



        1.25%***    1.35%      3.22%     18.91%***      1.39%***     1.45%      3.41%     15.74%***

        1.30%***    1.30%      1.30%      1.30%***      1.40%***     1.38%      1.40%      1.40%***


        1.30%***    1.30%      1.30%      1.30%***      1.40%***     1.38%      1.40%      1.40%***


        0.45%***    0.38%      0.45%      1.58%***      1.14%***     0.85%      0.61%      1.14%***
          33%         28%        47%        --%           38%          28%        29%        --%

                          KAYNE ANDERSON MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------
                                                                      INTERMEDIATE
                                                                      TOTAL RETURN
                                                                        BOND FUND
                                                                 -----------------------
                                                                 Six Months       Year
                                                                    Ended         Ended
                                                                  6/30/99#      12/31/98
                                                                  --------      --------
Net asset value, beginning of period............................. $ 11.01       $ 10.75
                                                                  -------       -------

Income from investment operations
      Net investment income......................................    0.22          0.51
      Net realized and unrealized gains (loss) on investments....   (0.36)         0.30
                                                                  -------       -------
            Total from investment operations.....................   (0.14)         0.81
                                                                  -------       -------

Distributions:
      From net investment income.................................   (0.26)        (0.51)
      From net realized gains....................................    -            (0.04)
                                                                  -------       -------
            Total distributions..................................   (0.26)        (0.55)
                                                                  -------       -------

Net asset value, end of period (in 000's)........................  $10.61        $11.01
                                                                  =======       =======

Total return.....................................................   (1.25%)**      7.61%

Net assets at end of period (in 000's)........................... $11,701       $28,330

Ratio of expenses to average net assets
        Before expense reimbursement/recoupment..................    1.08%***      1.00%
        After expense reimbursement/recoupment...................    0.95%***      0.94%
        After expense reimbursement/recoupment and
            excluding expenses paid indirectly...................    0.95%***      0.94%
Ratio of net investment income to average
      net assets (net of expense reimbursement/recoupment) ......    4.72%***      4.93%

Portfolio turnover rate..........................................      28%           49%

#   Unaudited.
*   Commencement of operations.
**  Not annualized.
*** Annualized.
See accompanying Notes to Financial Statements.

         INTERMEDIATE                            INTERMEDIATE
         TOTAL RETURN                              TAX-FREE
           BOND FUND                               BOND FUND
    ----------------------     -----------------------------------------------
      Year       10/28/96*     Six Months       Year        Year     10/28/96*
      Ended         to            Ended         Ended       Ended       to
    12/31/97     12/31/96       6/30/99#      12/31/98    12/31/97   12/31/96
    --------     --------       --------      --------    --------   --------


    $10.59       $10.65          $10.77        $10.74      $10.64     $10.65
    ------       ------          ------        ------      ------     ------


      0.56         0.09           (0.01)         0.43        0.34       0.01
      0.18        (0.07)           0.01          0.03        0.11      (0.01)
    ------       ------          ------        ------      ------     ------
      0.74         0.02              --          0.46        0.45       --
    ------       ------          ------        ------      ------     ------


     (0.58)       (0.08)          (0.20)        (0.43)      (0.35)     (0.01)
        --           --              --            --          --         --
    ------       ------          ------        ------      ------     ------
     (0.58)       (0.08)          (0.20)        (0.43)      (0.35)     (0.01)
    ------       ------          ------        ------      ------     ------

    $10.75       $10.59          $10.57        $10.77      $10.74     $10.64
    ======       ======          ======        ======      ======     ======

      7.19%        0.20%**         0.03%**       4.37%       4.26%      0.02%**

    $6,261       $5,033         $11,183         $9,391     $6,015     $5,124


      2.23%        2.10%***        1.53%***      2.23%       2.29%      2.08%***
      0.95%        0.95%***        0.77%***      0.77%       1.56%      1.81%***

      0.95%        0.95%***        0.75%***      0.77%       0.95%      0.95%***

      5.35%        4.72%***        3.68%***      3.88%       2.58%      0.60%

        27%         -- %              9%           47%         40%       -- %

                           KAYNE ANDERSON MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Kayne Anderson Mutual Funds (the "Trust") was organized as a business trust in Delaware on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of five separate diversified series: Rising Dividends Fund, Small Cap Rising Dividends Fund, International Rising Dividends Fund, Intermediate Total Return Bond Fund, and Intermediate Tax-Free Bond Fund (each a "Fund" and collectively the "Funds").

     Between  May  29,  1996  and  the  respective   dates  of  commencement  of
operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small Cap Rising Dividends Fund, the International Rising Dividends Fund, the Intermediate Total Return Bond Fund, and the Intermediate Tax-Free Bond Fund to Kayne Anderson Investment Management, LLC (the "Advisor") for $25,000, respectively. On October 4, 1996 the shareholders of the Kayne Anderson Rising Dividends Fund (the
"Predecessor Fund"), a series of shares of Professionally Managed Portfolios, entered into a tax-free reorganization pursuant to which they agreed to exchange their Predecessor Fund shares for shares of the Rising Dividends Fund series of the Trust, which had no operations prior to the reorganization. The Predecessor Fund is deemed to be the accounting survivor and accordingly the financial highlights include the operations of the Predecessor Fund for periods prior to the reorganization.

     The Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies generally having a total market capitalization of $1 billion or more.

     The Small Cap Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies, which the Fund currently considers to be companies having total market capitalizations of not more than $3 billion.

     The International Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the U.S. generally having total market capitalizations of $1 billion or more.

     The Intermediate Total Return Bond Fund seeks to obtain maximum total return, primarily through current income with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

     The Intermediate Tax-Free Bond Fund seeks current income exempt from Federal income tax consistent with preservation of capital. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

     There can be no assurances that the Funds will be able to achieve their investment objectives. The value of Fund shares fluctuates daily and may be worth more or less than their purchase price when redeemed.

                           KAYNE ANDERSON MUTUAL FUND

--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Funds' investments are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued by an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no Federal income tax provision is required. At December 31, 1998 the Small Cap Rising Dividends Fund had a capital loss carryforward available for Federal income tax purposes of $107,282 which expires in 2006.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION COSTS: All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

     E. ACCOUNTING ESTIMATES: In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions with respect to expenses that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of expenses during the period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 1999, the Advisor provided the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of the following based upon the average daily net assets of the Funds:

                           KAYNE ANDERSON MUTUAL FUND

--------------------------------------------------------------------------------

     Rising Dividends Fund...............................................  0.75%
     Small Cap Rising Dividends Fund.....................................  0.85%
     International Rising Dividends Fund.................................  0.95%
     Intermediate Total Return Bond Fund.................................  0.50%
     Intermediate Tax-Free Bond Fund.....................................  0.50%

     Pursuant to an expense reimbursement agreement the Advisor has agreed to reimburse the funds' expenses through December 31, 1999 to:

     Rising Dividends Fund...............................................  1.20%
     Small Cap Rising Dividends Fund.....................................  1.30%
     International Rising Dividends Fund.................................  1.40%
     Intermediate Total Return Bond Fund.................................  0.95%
     Intermediate Tax-Free Bond Fund.....................................  0.75%

     Pursuant to these expense limitation provisions, the Advisor reimbursed the Intermediate Total Return Bond Fund $13,534 and the Intermediate Tax-Free Bond Fund $39,581 during the six months ended June 30, 1999.

     The Agreement further provides that the Advisor may seek reimbursement from the funds for any fees foregone and expenses paid pursuant to these expense limitation provisions. However, such reimbursement will be made only if the actual expenses incurred by the fund in any of the three following years are less than the applicable expense limitation provisions outlined above. During the six months ended June 30, 1999 the actual expenses incurred by certain of the Funds fell below the applicable expense limitation provisions. Accordingly, the Advisor recouped $7,593 of previously waived fees from the Small Cap Rising Dividends Fund and $1,197 of previously waived fees from the International Rising Dividends Fund. At June 30, 1999, the Advisor has waived fees and reimbursed other fund expenses amounting to $99,547 for the Small Cap Rising Dividends Fund, $118,705 for the International Rising Dividends Fund, $110,224 for the Intermediate Total Return Bond Fund, and $182,419 for the Intermediate Tax-Free Fund which may be reimbursable in the future.

     The Funds executed certain investment security transactions through KA Associates, Inc., an affiliate of the Funds' Advisor. Commissions paid by the Funds to this affiliate during the six months ended June 30, 1999 were as follows:

     Small Cap Rising Dividends Fund..................................... $3,459
     International Rising Dividends Fund................................. $6,931

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various Federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, each Fund has agreed to pay the

                           KAYNE ANDERSON MUTUAL FUND

--------------------------------------------------------------------------------

Administrator an annual fee equal to 0.075% of the first $40 million of the its average daily net assets, 0.050% of the next $40 million, 0.025% of the next $40 million, and 0.010% thereafter, subject to a minimum annual fee of $30,000 per Fund.

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and Trustees of the Fund are also officers and/or directors of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities, were as follows:

     FUND                                             PURCHASES         SALES
     ----                                             ---------         -----
     Rising Dividends Fund..........................  $23,848,571    $15,556,778
     Small Cap Rising Dividends Fund................  $10,882,506    $13,825,080
     International Rising Dividends Fund............  $12,960,451    $20,685,249
     Intermediate Total Return Bond Fund............    $ 468,800    $ 5,779,788
     Intermediate Tax-Free Bond Fund................  $ 2,537,887      $ 886,895

     The Intermediate Total Return Bond Fund purchased $5,220,916, and sold $14,667,233, of U.S. Government securities. There were no purchases or sales of U.S. Government securities by Rising Dividends Fund, Small Cap Rising Dividends Fund, International Rising Dividends Fund and Intermediate Tax-Free Bond Fund.

     During the six months ended June 30, 1999 the Small Cap Rising Dividends Fund, the International Rising Dividends Fund and the Intermediate Total Return Bond Fund realized gains in the amount of $425,583, $1,512,223 and $98,710, respectively, from the "in-kind" distribution of appreciated securities to a redeeming shareholder.

                                     ADVISOR
                    Kayne Anderson Investment Management, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (310) 556-2721

                                        *

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                        *

                          CUSTODIAN AND TRANSFER AGENT
                         Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                        *

                                    AUDITORS
                        Briggs, Bunting & Dougherty, LLP
                          Two Logan Square, Suite 2121
                        Philadelphia, Pennsylvania 19103

                                        *

                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.